UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported) July 23, 2004




                                 FIRSTFED FINANCIAL CORP.
                  (Exact name of registrant as specified in its charter)



        Delaware             1-9566                      95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California,              90401-1490
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 7.        Financial Statements and Exhibits

(a)     Financial Statements

           Not Applicable.

(b)     Pro Forma Financial Information

           Not Applicable.

(c) Exhibits:

           99. Press Release dated July 23, 2004, regarding results for the second quarter of 2004.

ITEM 12.              Results of Operations and Financial Condition

     On July 23, 2004, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's second quarter 2004 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.


                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: July 23, 2004               By:  /s/ Douglas J. Goddard
                                        ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE SECOND QUARTER OF 2004

     Santa Monica, California, July 23, 2004 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $16.6 million or $0.96 per diluted share of common stock for the second quarter of 2004 compared to net earnings of $15.6 million or $0.90 per diluted share for the second quarter of 2003. Net earnings for the first six months of 2004 were $31.5 million or $1.82 per diluted common share compared to $31.1 million or $1.80 per diluted common share for the first six months of 2003. Net earnings for the second quarter and first six months of 2004 include $1.6 million in interest received from the California Franchise Tax Board. The interest resulted from the recent settlement of amended returns for tax years 1993 to 1998.

     On July 22, 2004, the Board of Directors authorized the repurchase of 820,302 additional shares, which represents 5% of the Company's shares outstanding on that date. Combined with amounts previously authorized, shares available for repurchase total 1,472,079, or 9% of shares outstanding as of July 22, 2004. The Company repurchased 696,900 shares of common stock during the first six months of 2004, all of which were purchased in the second quarter at an average market price of $40.25 per share.

     In addition to the interest received on tax settlements, net interest income increased by 4% and 2% during the second quarter and first six months of 2004 compared to the previous periods due to 20% and 18% growth in interest-earning assets, respectively. The growth in interest-earning assets compensated for decreased interest rate spreads which dropped to 2.81% and 2.89%, respectively, for the second quarter and first six months of 2004 from 3.25% and 3.30%, respectively, for the second quarter and first six months of 2003. The reduced spreads resulted from downward interest rate adjustments on the Bank's adjustable loan portfolio, which exceeded decreases in the Bank's cost of funds.

     Loan originations were $682.6 million and $1.3 billion for the second quarter and first six months of 2004 compared to $508.1 million and $1.0 billion for the same periods last year. Loan prepayments and amortization totaled $399.1 million and $730.1 million for the second quarter and first six months of 2004 compared to $399.0 million and $789.4 million for the second quarter and first six months of last year.

     Loan servicing and other fees increased to $2.5 million and $4.5 million for the second quarter and first six months of 2004, respectively, compared to $1.5 million and $3.1 million for the same periods of the prior year. The amount of loan servicing and other fees varies based on the total dollar amount and types of loans paid off. Loan prepayment fees were $2.0 million and $3.6 million for the second quarter and first six months of 2004 compared to $873 thousand and $2.0 million for the same periods last year.

     Other operating expense increased during the second quarter and first six months of 2004 primarily due to increases in compensation and legal costs compared to the same periods last year. Also, other operating expense for the first six months of 2004 includes a $395 thousand loss due to a vendor defalcation. However, non-interest expense as a percentage of average assets decreased to 1.15% and 1.18%, respectively, for the second quarter and first six months of 2004 from 1.21% and 1.26%, respectively, for the second quarter and first six months of 2003 due to asset growth.

     Total assets increased to $5.5 billion as of June 30, 2004 from $4.5 billion as of June 30, 2003 due to growth in loan originations. Consolidated stockholders' equity was $439.5 million as of June 30, 2004 compared to $402.6 million as of June 30, 2003.

     The Company did not record a provision for loan losses during first six months of 2004 or for any period in 2003. Net loan recoveries totaled $154 thousand and $212 thousand during the second quarter and first six months of 2004, respectively. For the comparable periods last year, the Company recorded net loan charge-offs of $22 thousand during the second quarter and net loan recoveries of $25 thousand during the first six months.

     First Federal Bank of California operates 29 full-service retail banking offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, and competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

        Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                                                 `
                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                June 30,        December 31,       June 30,
                                                                  2004              2003             2003
                                                             -------------    ---------------   --------------
ASSETS

Cash and cash equivalents                                 $        40,268   $         54,318   $       34,388
Investment securities, available-for-sale (at fair
value)                                                            275,894            116,411           80,221
Mortgage-backed securities, available-for-sale (at fair
  value)                                                          116,378            135,176          168,937
Loans receivable, held-for-sale (fair value $283, $494
and $2,797)                                                           280                492            2,775
Loans receivable, net                                           4,927,767          4,373,620        4,037,893
Accrued interest and dividends receivable                          18,695             16,941           17,700
Real estate, net                                                       --              1,324               --
Office properties and equipment, net                               10,773             10,568           10,315
Investment in Federal Home Loan Bank (FHLB) stock, at
  cost                                                            104,575             87,775           76,078
Other assets                                                       30,296             28,397           32,820
                                                             -------------    ---------------   --------------
                                                          $     5,524,926   $      4,825,022   $    4,461,127
                                                             =============    ===============   ==============
LIABILITIES

Deposits                                                  $     2,758,676   $      2,538,398   $    2,462,508
FHLB advances                                                   2,169,000          1,694,000        1,424,000
Securities sold under agreements to repurchase                    125,224            122,622          139,725
Accrued expenses and other liabilities                             32,508             33,435           32,319
                                                             -------------    ---------------   --------------
                                                                5,085,408          4,388,455        4,058,552
                                                             -------------    ---------------   --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,600,644, 23,543,339 and 23,489,532 shares;
  outstanding 16,406,048, 17,045,643 and 16,991,836 shares            236                235              235
Additional paid-in capital                                         38,552             37,733           36,775
Retained earnings - substantially restricted                      514,890            483,360          449,995
Unreleased shares to employee stock ownership plan                   (964)              (125)            (559)
Treasury stock, at cost, 7,194,596, 6,497,696 and
  6,497,696 shares                                               (113,776)           (85,727)         (85,727)
Accumulated other comprehensive earnings, net of taxes                580              1,091            1,856
                                                             -------------    ---------------   --------------
                                                                  439,518            436,567          402,575
                                                             -------------    ---------------   --------------
                                                          $     5,524,926   $      4,825,022   $    4,461,127
                                                             =============    ===============   ==============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                   Three months ended June 30,       Six months ended June 30,
                                                 ------------------------------   ------------------------------
                                                      2004             2003            2004             2003
                                                 -------------    -------------   -------------    -------------
Interest income:
    Interest on loans                         $        57,854  $        56,882   $     113,514   $      113,951
    Interest on mortgage-backed
       securities                                         867            1,385           1,806            3,055
    Interest and dividends on investments               2,639            1,145           4,557            3,245
                                                 -------------    -------------   -------------    -------------
       Total interest income                           61,360           59,412         119,877          120,251
                                                 -------------    -------------   -------------    -------------
Interest expense:
    Interest on deposits                                8,645            9,886          17,129           21,253
    Interest on borrowings                             12,728           12,464          25,048           24,420
                                                 -------------    -------------   -------------    -------------
       Total interest expense                          21,373           22,350          42,177           45,673
                                                 -------------    -------------   -------------    -------------
Net interest income                                    39,987           37,062          77,700           74,578
Provision for loan losses                                  --               --              --               --
                                                 -------------    -------------   -------------    -------------
Net interest income after provision for
    loan losses                                        39,987           37,062          77,700           74,578
                                                 -------------    -------------   -------------    -------------
Other income:
    Loan servicing and other fees                       2,464            1,511           4,465            3,121
    Retail office fees                                  1,396            1,150           2,716            2,296
    Gain on sale of loans                                  18              220              31              693
    Real estate operations, net                            81              349             130              363
    Other operating income                                 81              163             159              265
                                                 -------------    -------------   -------------    -------------
       Total other income                               4,040            3,393           7,501            6,738
                                                 -------------    -------------   -------------    -------------
Non-interest expense:
    Salaries and employee benefits                      9,421            8,247          18,615           17,029
    Occupancy                                           2,022            1,962           4,079            3,969
    Advertising expense                                   140               54             359              111
    Amortization of core deposit
       intangible                                         499              499             998              997
    Federal deposit insurance                              95              101             190              204
    Legal                                                 443              137             732              218
    Other expense                                       2,731            2,429           5,660            5,016
                                                 -------------    -------------   -------------    -------------
       Total non-interest expense                      15,351           13,429          30,633           27,544
                                                 -------------    -------------   -------------    -------------
Earnings before income taxes                           28,676           27,026          54,568           53,772
Income tax provision                                   12,123           11,393          23,038           22,662
                                                 -------------    -------------   -------------    -------------
Net earnings                                  $        16,553  $        15,633   $      31,530   $       31,110
                                                 =============    =============   =============    =============
Other comprehensive loss, net of taxes                   (465)            (435)           (511)            (345)
                                                 -------------    -------------   -------------    -------------
Comprehensive earnings                        $        16,088  $        15,198   $      31,019   $       30,765
                                                 =============    =============   =============    =============
Earnings per share:
    Basic                                     $          0.99  $          0.92   $        1.86   $         1.84
                                                 =============    =============   =============    =============
    Diluted                                   $          0.96  $          0.90   $        1.82   $         1.80
                                                 =============    =============   =============    =============
Weighted average shares outstanding:
    Basic                                          16,773,686       16,968,389      16,921,062       16,947,280
                                                 =============    =============   =============    =============
    Diluted                                        17,159,248       17,342,336      17,327,753       17,310,139
                                                 =============    =============   =============    =============



                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                   Quarter ended June 30,
                                                                  2004               2003
                                                             --------------       -----------
                                                     (Dollars in thousands, except per share data)

End of period:
    Total assets                                          $       5,524,926    $    4,461,127
    Cash and securities                                   $         316,162    $      114,609
    Mortgage-backed securities                            $         116,378    $      168,937
    Loans                                                 $       4,928,047    $    4,040,668
    Core deposit intangible asset                         $           6,330    $        8,325
    Deposits                                              $       2,758,676    $    2,462,508
    Borrowings                                            $       2,294,224    $    1,563,725
    Stockholders' equity                                  $         439,518    $      402,575
    Book value per share                                  $           26.79    $        23.69
    Tangible book value per share                         $           26.40    $        23.20
    Stock price (period-end)                              $           41.60    $        35.29
    Total loan servicing portfolio                        $       5,088,711    $    4,320,547
    Loans serviced for others                             $         129,033    $      167,730
    % of Adjustable mortgages                                         83.60 %           72.87 %

Other data:
    Employees (full-time equivalent)                                    606               527
    Branches                                                             29                29

Asset quality:
    Real estate (foreclosed)                              $              --    $           --
    Non-accrual loans                                     $           1,331    $        3,871
    Non-performing assets                                 $           1,331    $        3,871
    Non-performing assets to total assets                              0.02 %            0.09 %
    General valuation allowance (GVA)                     $          75,450    $       75,248
    Allowances for impaired loans                                       496               496
                                                             --------------       -----------
    Allowances for loan losses                            $          75,946            75,744
    Allowances for loan losses as a percent of gross
      loans receivable                                                 1.52 %            1.84 %
    Loans sold with recourse                              $          85,044    $       99,760
    GVA for loans sold with recourse                      $           5,400    $        6,900
    GVA to loans sold with recourse                                    6.35 %            6.92 %
    Modified loans (not impaired)                         $           2,416    $        2,243
    Impaired loans, net                                   $              --    $        2,960
    Allowance for impaired loans                          $             496    $          496

Capital ratios:
    Tangible capital ratio                                             7.44 %            8.40 %
    Core capital ratio                                                 7.44              8.40
    Risk-based capital ratio                                          14.56             14.91
    Net worth to assets ratio                                          7.96              9.02

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                               Three months ended June 30,       Six months ended June 30,
                                              ------------------------------    -----------------------------
                                                  2004             2003              2004            2003
                                              ------------    --------------    -------------    ------------
                                                                (Dollars in thousands)
Selected ratios:
  Expense ratios:
      Efficiency ratio                               34.85 %           33.38 %          35.94 %         34.16 %
      Expense-to-average-assets ratio                 1.15              1.21             1.18            1.26
  Return on average assets                            1.24              1.41             1.22            1.42
  Return on average equity                           14.85             15.84            14.24           16.07

Yields earned and rates paid:
  Average yield on loans and
    mortgage-backed securities                        4.70 %            5.61 %           4.80 %          5.72 %
  Average yield on investment portfolio (1)           2.61              1.64             2.58            2.70
  Average yield on all interest-earning
    assets (1)                                        4.59              5.49             4.70            5.63
  Average rate paid on deposits                       1.28              1.61             1.28            1.72
  Average rate paid on borrowings                     2.43              3.25             2.55            3.38
  Average rate paid on all
    interest-bearing liabilities                      1.78              2.24             1.81            2.33
  Interest rate spread                                2.81              3.25             2.89            3.30
  Effective net spread                                2.91              3.40             2.99            3.45

Average balances:
  Average loans and mortgage-backed
    securities                            $      4,866,407 $       4,153,331 $      4,742,861 $     4,092,189
  Average investments  (2)                         256,672           128,383          213,177         122,503
                                              ------------    --------------    -------------    ------------
  Average interest-earning assets  (2)           5,123,079         4,281,714        4,956,038       4,214,692
                                              ------------    --------------    -------------    ------------
  Average deposits                               2,719,624         2,468,641        2,697,892       2,491,320
  Average borrowings                             2,108,350         1,538,505        1,974,023       1,457,813
                                              ------------    --------------    -------------    ------------
  Average interest-bearing liabilities           4,827,974         4,007,146        4,671,915       3,949,133
                                              ------------    --------------    -------------    ------------
  Excess of interest-earning assets
    over interest-bearing liabilities     $        295,105 $         274,568 $        284,123 $       265,559
                                              ============    ==============    =============    ============

Loan originations and purchases           $        682,629 $         508,145 $      1,276,167 $     1,047,074

(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.
